Related Party Transactions	6 Months Ended
Jun. 26, 2011
Related Party Transactions
Related Party Transactions

15. RELATED PARTY TRANSACTIONS

On December 28, 2009, JBS USA became the holder of the majority of the common stock of the Company. Lonnie A. "Bo" Pilgrim, an original partner in the Company's predecessor partnership founded in 1946, and certain entities related to Mr. Pilgrim collectively own the second-largest block of Pilgrim's common stock. Mr. Pilgrim serves as the Founder Director of the Company.

Transactions with a JBS USA subsidiary and the Founder Director are summarized below:

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	June 26, 2011	June 27, 2010	June 26, 2011	June 27, 2010
		(In thousands)
JBS USA, LLC:
Purchases from JBS USA, LLC	$37,981	$22,052	$78,027	$37,823
Expenditures paid by JBS USA, LLC on behalf of Pilgrim's Pride Corporation(a)	$6,281	12,509	$14,150	12,509
Sales to JBS USA, LLC	$17,989	1,128	41,723	1,776
Expenditures paid by Pilgrim's Pride Corporation on behalf of JBS USA, LLC(a)	$479	233	650	233
Founder Director:
Purchase of commercial egg property from Founder Director(b)	$—	—	—	12,000
Loan guaranty fees paid to Founder Director(c)	$—	—	—	8,928
Contract grower pay paid to Founder Director	$369	335	669	699
Consulting fee paid to Founder Director(d)	$374	373	748	748
Board fees paid to Founder Director(d)	$39	—	76	—
Lease payments on commercial egg property paid to Founder Director	$—	—	—	125
Sales of inventory to Founder Director	$4	—	5	23
Sale of airplane hangars and undeveloped land to Founder Director(e)	$—	1,450	—	1,450

(a)	On January 19, 2010, the Company entered into an agreement with JBS USA, LLC in order to allocate costs associated with JBS USA, LLC's procurement of SAP licenses and maintenance services for its combined companies. Under this agreement, the fees associated with procuring SAP licenses and maintenance services are allocated between the Company and JBS USA, LLC in proportion to the percentage of licenses used by each company. The agreement expires on the date of expiration, or earlier termination, of the underlying SAP license agreement. On May 5, 2010, the Company also entered into an agreement with JBS USA, LLC in order to allocate the costs of supporting the business operations by one consolidated corporate team, which have historically been supported by their respective corporate teams. Expenditures paid by JBS USA, LLC on behalf of the Company will be reimbursed by the Company and expenditures paid by the Company on behalf of JBS USA, LLC will be reimbursed by JBS USA, LLC. This agreement expires on May 5, 2015.
(b)	On February 23, 2010, the Company purchased a commercial egg property from the Founder Director for $12.0 million. Prior to the purchase, the Company leased the commercial egg property including all of the ongoing costs of the operation from the Founder Director.
(c)	Prior to December 28, 2009, Pilgrim Interests, Ltd., an entity related to the Founder Director, guaranteed a portion of the Company's debt obligations. In consideration of such guarantees, the Company would pay Pilgrim Interests, Ltd. a quarterly fee equal to 0.25% of one-half of the average aggregate outstanding balance of such guaranteed debt. Pursuant to the terms of the financing in place during the term of the Company's Chapter 11 case, the Company could not pay any loan guarantee fees without the consent of the lenders party thereto. At December 27, 2009, the Company had accrued loan guaranty fees totaling $8.9 million. The Company paid these fees after emerging from bankruptcy on December 28, 2009.
(d)	In connection with the Company's plan of reorganization, the Company and the Founder Director entered into a consulting agreement, which became effective on December 28, 2009. The terms of the consulting agreement include, among other things, that the Founder Director (i) will provide services to the Company that are comparable in the aggregate with the services provided by him to the Company prior to December 28, 2009, (ii) will be appointed to the Board of Directors of the Company and during the term of the consulting agreement will be nominated for subsequent terms on the board, (iii) will be compensated for services rendered to the Company at a rate of $1.5 million per year for a term of five years, (iv) will be subject to customary non-solicitation and non-competition provisions and (v) will be, along with his spouse, provided with medical benefits (or will be compensated for medical coverage) that are comparable in the aggregate to the medical benefits afforded to employees of the Company.
(e)	On June 9, 2010, the Company sold two airplane hangars and undeveloped land to the Founder Director for $1.45 million.

As of June 26, 2011 and December 26, 2010, the outstanding payable to JBS USA was $13.1 million and $7.2 million, respectively. As of June 26, 2011 and December 26, 2010, the outstanding receivable from JBS USA, LLC was $13.7 million and $0.5 million, respectively. As of June 26, 2011, approximately $4.0 million of goods from JBS USA, LLC were in transit and not reflected on our Consolidated Balance Sheet.

The Company is party to grower contracts involving farms owned by the Founder Director that provide for the placement of Company-owned flocks on these farms during the grow-out phase of production. These contracts are on terms substantially the same as contracts executed by the Company with unaffiliated parties and can be terminated by either party upon completion of the grow-out phase for each flock.

The Company maintains depository accounts with a financial institution in which the Founder Director is also a major stockholder. Fees paid to this bank during the thirteen and twenty-six weeks ended June 26, 2011 and June 27, 2010 were insignificant. The Company had account balances at this financial institution of approximately $1.7 million and $4.2 million at June 26, 2011 and December 26, 2010, respectively.

The Founder Director has deposited $0.3 million with the Company as an advance on miscellaneous expenditures.

A son of the Founder Director occasionally sells commodity feed products and a limited amount of other services to the Company. There were no significant purchases during the thirteen and twenty-six weeks ended June 26, 2011 and June 27, 2010. He also leases a small amount of land on an arm's-length basis from the Company for an insignificant rent.

On March 2, 2011, the Company contracted with a third party real estate company to market the home of our Chief Executive Officer in order for him to relocate to Colorado. The officer has been guaranteed up to $2.1 million when the home is sold.